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Exhibit 99.4

                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of June 26, 2008, by and among MicroIslet, Inc., a Nevada corporation (the "Company"), Peter Knobel, an individual (the "Holder"), and the 1996 Knobel Children's Investment Trust (the "Purchaser"). The Company, the Holder and the Purchaser are collectively referred to as the "Parties".

         WHEREAS, pursuant to a certain Warrant Agreement, dated as of September 20, 2007 (the "Old Warrant"), by and between the Company and the Holder, the Company and the Holder entered into that certain Registration Rights Agreement, dated as of September 20, 2007 (the "Registration Rights Agreement");

         WHEREAS, pursuant to the Registration Rights Agreement, the Company granted the Holder certain registration rights with respect to the shares of Common Stock issuable upon exercise of the Old Warrant;

         WHEREAS, the Company and the Purchaser as of the date hereof have entered into a certain Warrant Agreement (the "New Warrant"); and

         WHEREAS, the Parties desire to join the Purchaser as a party to the Registration Rights Agreement and to extend the rights thereof to apply to the shares of Common Stock issuable upon exercise of the New Warrant.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

         1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement.

         2. Joinder. The Parties hereby acknowledge, agree and confirm that, upon the effectiveness hereof, the Purchaser shall become a party to the Registration Rights Agreement (as amended hereby), and thereupon shall be subject to, and bound by, the terms and provisions thereof, with the same force and effect as if it had been an original signatory party to the Registration Rights Agreement. Without limiting the generality of the foregoing, Purchaser expressly assumes all of the obligations and liabilities, and the Company agrees that Purchaser shall have all of the rights, of a "Holder" under such terms and provisions.

         3. Amendments. Effective as of the date hereof, the Parties hereby agree to amend the Registration Rights Agreement as follows:

                  (a) Preamble. The second paragraph of the Registration Rights Agreement, in which the term "Warrant Agreement" is defined, is hereby deleted and replaced in its entirety by the following text:

                                    This Agreement is made pursuant to that
                           certain Warrant Agreement, dated as of September 20, 2007, between the Company and Peter Knobel, and that certain Warrant Agreement, dated as of June 26, 2008, between the Company and the 1996 Knobel Children's Investment Trust (together, the "Warrant Agreements").

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                  (b) Registrable Securities. The definition of "Registrable
         Securities" in Section 1 of the Registration Rights Agreement is hereby deleted and replaced in its entirety by the following text:

                                    "Registrable Securities" means the Warrant
                           Shares which the Holder has requested to be registered pursuant to Section 2(a), other than Warrant Shares which (i) have been sold to the public pursuant to a registration statement or other means such that they are no longer "restricted securities" under the Securities Act, or (ii) may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Holders.

                  (c) Termination Date. The definition of "Termination Date" in
         Section 1 of the Registration Rights Agreement is hereby amended by replacing the text "Rule 144(k)" therein with the text "Rule 144".

                  (d) Warrant Shares. The definition of "Warrant Shares" in
         Section 1 of the Registration Rights Agreement is hereby amended by replacing the text "the Warrant Agreement" therein with the text "either Warrant Agreement".

                  (e) Successors and Assigns. Section 6(g) of the Registration Rights Agreement is hereby amended by replacing the text "the Warrant Agreement" therein with the text "the applicable Warrant Agreement".

         4. Effect and Ratification. Upon execution and delivery of this Amendment by the Parties, the Purchaser shall become a party to the Registration Rights Agreement in accordance with Section 2 hereof, the Registration Rights Agreement shall be amended in accordance with Section 3 hereof, the term "Agreement", "hereof", "hereunder" and words of similar import whenever used therein shall refer to the Registration Rights Agreement as amended hereby, and the Parties shall be bound by the Registration Rights Agreement as so amended. Except as expressly amended by this Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with the terms and conditions thereof.

         5. Miscellaneous. The terms of subsections (h) (Execution and Counterparts), (i) (Governing Law), and (l) (Headings) of Section 6 of the Registration Rights Agreement are hereby incorporated by reference and shall apply MUTATIS MUTANDIS to this Amendment as if specifically set forth herein.

                           [ SIGNATURE PAGE FOLLOWS ]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        MICROISLET, INC., a Nevada corporation


                                        By:  /s/ Michael J. Andrews
                                            -----------------------------------
                                             Michael J. Andrews
                                             Chief Executive Officer


                                        1996 KNOBEL CHILDREN'S INVESTMENT TRUST


                                        By:  /s/ Peter Knobel
                                             ----------------------------------
                                             Peter Knobel
                                             Trustee


                                        PETER KNOBEL


                                        /s/ Peter Knobel
                                        ---------------------------------------



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